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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         DATE OF REPORT: APRIL 11, 2003
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





MARYLAND                   COMMISSION FILE NO. 1-12616                38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)




                              31700 MIDDLEBELT ROAD
                                    SUITE 145
                        FARMINGTON HILLS, MICHIGAN 48334
                    (Address of principal executive offices)



                                 (248) 932-3100
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

On April 11, 2003, our operating partnership, Sun Communities Operating Limited Partnership, successfully placed $150 million of 5.75% senior unsecured notes due April 15, 2010. This transaction is more fully described on the attached
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

Exhibit No.           Description

99.1                  Text of Press Release, dated April 11, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 11, 2003              SUN COMMUNITIES, INC.

                                    By: /s/ Jeffrey P. Jorissen
                                        --------------------------------------
                                        Jeffrey P. Jorissen, Executive Vice
                                        President, Treasurer, Chief Financial
                                        Officer, and Secretary


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                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.      Description                                      Filed Herewith
-----------      -----------                                      --------------


99.1             Text of Press Release, dated April 11, 2003            X


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